UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

OLD DOMINION ELECTRIC COOPERATIVE

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Dominion Boulevard, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the lease and leaseback of our undivided interest in Clover Unit 1, we agreed to deliver a letter of credit to Wachovia Bank, National Association (the “Institutional Investor”) within 90 days after the obligations under our indenture of mortgage and deed of trust (the “Indenture”) are rated by two credit rating agencies with less than a specified minimum rating. This minimum rating was “A-” by Standard & Poor’s Ratings Services (“S&P”) and “A3” by Moody’s Investors Service (“Moody’s”), provided that our Moody’s rating could fall to “Baa1” if at that time our S&P rating was “A” or better and there was no public announcement of negative ratings implications by either S&P or Moody’s. See “Off-Balance Sheet Arrangements” in Item 7 of our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003. On January 11, 2005, we entered into Amendment No. 2 to Participation Agreement with U.S. Bank National Association, as Owner Trustee of a trust for the benefit of the Institutional Investor, the Institutional Investor, Utrecht-America Finance Co. and Cedar Hill International Corp., which modified our obligation to deliver a letter of credit. We now have an obligation to deliver a letter of credit to the Institutional Investor within 90 days after our obligations under the Indenture are rated below “A-” by S&P and “Baa2” by Moody’s, or if such obligations are placed on negative credit watch by either S&P or Moody’s while rated “A-” by S&P and “Baa2” by Moody’s.

A copy of the amendment is attached as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) On January 11, 2005, the Board of Directors of Old Dominion Electric Cooperative accepted the resignation of Mr. E. Paul Bienvenue as a member of the Board of Directors.

(c) Not applicable.

(d) On January 11, 2005, the Board of Directors of Old Dominion Electric Cooperative elected Mr. J. William Andrew as a member of the Board of Directors to serve for the unexpired term of Mr. Bienvenue. Mr. Andrew serves on the finance and human resources committees.

Item 9.01 Financial Statements and Exhibits

(c) Amendment No. 2 to Participation Agreement, dated as of December 31, 2004, by and between U.S. Bank National Association, as owner trustee, Wachovia Bank, National Association, Utrecht–America Finance Co. and Cedar Hill International Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: January 13, 2005	/s/ Daniel M. Walker
Daniel M. Walker
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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